SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

December 17, 2003

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 5.        Other Events, and
Item 9.         Regulation FD Disclosure.

                    On Wednesday, December 17, 2004, the Registrant issued a Press Release, attached hereto as an exhibit, announcing that it will record a pre-tax charge of approximately $80 million to its fourth-quarter earnings to recognize the impaired value of certain telecommunications assets.

                    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 SIGNATURES

                                                                        NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                        /s/ Dezora M. Martin
                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  December 17, 2003

EXHIBIT INDEX

Exhibit
Number          Description

99                    Press Release dated December 17, 2003.